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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 21, 2003

                Date of Earliest Event Reported: August 21, 2003

                            MILLENNIUM CHEMICALS INC.
              (Exact name of registrant as specified in its charter)

            Delaware                      1-12091                  22-3436215
(State or other jurisdiction of                                 (I.R.S. Employer
 incorporation or organization)   (Commission File Number)   Identification Number)

                           Prior to September 1, 2003:
                               230 Half Mile Road
                            Red Bank, New Jersey 07701

                          On and after September 1, 2003:
                                 20 Wight Avenue
                                    Suite 100
                              Hunt Valley, MD 21030

                    (Address of principal executive offices)

Registrant's telephone number, including area code:   Prior to September 1, 2003 (732) 933-5000
                                                      ;on and after September 1, 2003 (410) 229-4400

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Item 7. Financial Statements and Exhibits.

        Exhibit   Description
        -------   -----------
        99.1      Press Release issued August 21, 2003

Item 9. Regulation FD Disclosure.

     On August 21, 2003 Millennium Chemicals issued the press release furnished as Exhibit 99.1. The foregoing press release shall not be deemed to be "filed" for the purposes of Section 18 of Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

     The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Exhibit 99.1 contains certain "non-GAAP financial measures." The reasons for using non-GAAP financial measures are explained on page 3 and 4 of our Annual Report on Form 10-K for the year ended December 31,2002.

Item 12. This press release is being furnished pursuant to Item 9 and Item 12.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: August 21, 2003
                                       MILLENNIUM CHEMICALS INC.


                                       By: /s/ C. William Carmean
                                           -------------------------------------
                                       C. William Carmean
                                       Senior Vice President, General Counsel &
                                       Secretary




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                                  EXHIBIT INDEX

Exhibit   Description
-------   -----------

99.1      Press Release issued August 21, 2003



                         STATEMENT OF DIFFERENCES
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Characters normally expressed as subscript shall be preceded by......... [u]